UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

Nexeon Medsystems Inc

(Exact name of registrant as specified in its charter)

Nevada	000-55655	81-0756622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1910 Pacific Avenue, Suite 20000 Dallas, Texas 75201 (Address of principal executive offices) (zip code) 844-919-9990
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry Into a Material Definitive Agreement.

On December 7, 2018, Nexeon Medsystems Inc, a Nevada corporation (the “Company”) entered into an employment agreement with its Chief Executive Officer and Chairman, William Rosellini (the “Employment Agreement”) pursuant to which Mr. Rosellini shall continue to serve as the Company’s Chief Executive Officer and Chairman for a period of two years (the “Term”) in consideration for an annual base salary of One Dollar ($1.00). On the second and subsequent anniversary dates of the Term, the Employment Agreement will be automatically extended for an additional year unless, not later than 90 calendar days prior to such anniversary date, the Company shall notify Mr. Rosellini of its intent to not extend the Term. Pursuant to the Employment Agreement, the Company may terminate Mr. Rosellini’s employment for Cause (as such term is defined in the Employment Agreement) at any time or without Cause on thirty (30) days’ written notice. If Mr. Rosellini’s employment is terminated without Cause or in connection with a Change in Control (as defined in the Employment Agreement), Mr. Rosellini shall be entitled to a severance payment equal to a scaling percentage of his highest base salary and targeted bonus or incentive compensation, if any. Mr. Rosellini shall have the right to terminate his employment at any time with Good Reason (as defined in the Employment Agreement) upon ninety (90) days’ written notice.

The Employment Agreement provides for customary non-solicitation, confidentiality and invention assignment clauses.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the form of Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Report and incorporated by reference herein.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 1.01 is hereby incorporated by reference to this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Employment Agreement between Nexeon Medsystems Inc and William Rosellini dated December 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEON MEDSYSTEMS INC

Dated: December 7, 2018	/s/ Christopher Miller
Christopher Miller
Chief Financial Officer

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